UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) January 19, 2007
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                            GP Strategies Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

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Delaware                            1-7234                     13-1926739
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(State or Other Jurisdiction     (Commission                (IRS Employer
of Incorporation)                File Number)               Identification No.)


       6095 Marshalee Drive, Suite 300, Elkridge, MD             21075
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (410) 379-3600
                                                     ---------------------------

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         Effective January 19, 2007, Andrea Kantor resigned from her position as Executive Vice President and General Counsel of GP Strategies Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GP STRATEGIES CORPORATION



Date: January 25, 2007
                                                 /s/ Sharon Esposito-Mayer
                                                 Executive Vice President &
                                                 Chief Financial Officer